Deferred Revenue	12 Months Ended
Dec. 31, 2021
Deferred Revenue
Deferred Revenue
16.	Deferred Revenue

Deferred revenue represents sales proceeds from prepaid points sold, unamortized mobile game in-game spending, prepaid products fees before delivery and prepaid subscription fees for internet value-added services for which services are yet to be provided as of the balance sheet dates.

For the year ended December 31, 2021, the additions to the deferred revenue balance were primarily due to cash payments received or due in advance of satisfying the Group’s performance obligations, while the reductions to the deferred revenue balance were primarily due to the recognition of revenues upon fulfillment of the Group’s performance obligations, both of which were in the ordinary course of business. During the year ended December 31, 2020 and 2021, RMB8,149.2 million and RMB10,513.0 million of revenues recognized were included in the deferred revenue balance at the beginning of the year, respectively.

As of December 31, 2021, the aggregate amount of transaction price allocated to the unsatisfied performance obligations is RMB12,407.2 million, which includes the deferred revenues balances and amounts to be invoiced and recognized as revenue in future periods. The Group expects to recognize RMB12,132.7 million as revenue over the next 12 months, and the remaining unsatisfied performance obligations expected to be recognized thereafter was recognized in other long-term liabilities. This balance does not include an estimate for variable consideration arising from sales rebates to advertising service customers and estimated breakage for online points.